SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(d) OF THE
              SECURITIES AND EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported)
                        October 25, 1996


           Farmer Mac Mortgage Securities Corporation
     (Exact Name of Registrant as Specified in its Charter)


       Delaware                  333-6325                 52-1779791
(State or Other Jurisdiction    (Commission          (I.R.S. Employee
 of Incorporation)              File Number)         Identification No.)


  919 18th Street, N.W.                                    20006
   Washington, D.C.                                      (Zip Code)
 (Address of Principal
  Executive Offices)

  Registrant's telephone number, including area code (202) 872-7700

                              No Change
 (Former Name or Former Address, if Changed Since Last Report)
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     Item   7.    Financial  Statements;  Pro  Forma  Financial
                  Information and Exhibits

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits:

                 20.1 Farmer Mac Mortgage Securities
                      Corporation,   Agricultural   Mortgage-Backed
                      Securities,  Series  6/27/96,  Statement   to
                      Certificateholders, dated 10/25/96.

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                           SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              FARMER MAC MORTGAGE SECURITIES
                                  CORPORATION



                              By:/s/ Christopher Dunn
                                  Name:      Christopher Dunn
                                  Title:     Vice President




Dated:  November 4, 1996

















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                          EXHIBIT INDEX


Exhibit No.              Description                   Page No.


20.1                     Statement to Certificateholders

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                                                              EXHIBIT 20.1


                             Statement to Certificateholders